UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2026
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American Outdoor Brands, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39366	84-4630928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 North Route Z Columbia, Missouri		65202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 338-9585
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	AOUT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers..
On August 4, 2026, Kevin D. Leary was appointed to our Board of Directors to serve for a term expiring at our 2026 annual meeting of stockholders and until his successor is duly elected and qualified. Mr. Leary will serve as an independent director and has been appointed to the Compensation Committee and Nominations and Corporate Governance Committee of our Board of Directors. Mr. Leary is Chief Executive Officer of Hallador Investment Advisors, an SEC-registered investment advisor and family office focused on long-term value creation, where he is responsible for overall firm strategy, capital allocation, and oversight of a diversified investment portfolio across public and private markets. He has been at Hallador Investment Advisors since 2015, serving as Chief Executive Officer since 2021; President from 2018 until 2021; and Chief Financial Officer, Chief Compliance Officer, and Investment Analyst from 2015 until 2018. Throughout his career, Mr. Leary has advised on corporate strategy, executive compensation, and governance practices for public and private companies in a range of industries. He currently serves as Chairman of the Board of Directors of Tahoe Forest Products, a private forest products company, a position he has held since 2022. He is a director of EarLens Corporation, a private medical technology company, where he is Chair of the Compensation Committee and a member of the Audit Committee. From 2018 until its July 2026 sale to Analog Devices, Mr. Leary was a director of Empower Semiconductor, a private semiconductor company, where he served as Chair of the Audit Committee, and previously as Chair of the Compensation Committee. Mr. Leary was a director of Navitas Semiconductor from 2018, until its initial public offering in 2021. Previously, Mr. Leary held positions with global accounting firm Grant Thornton LLP and investment firm Spitfire Capital LLC.

Mr. Leary will receive compensation for services as a director of our company consistent with our director compensation program, as described in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on September 12, 2025. Mr. Leary will enter into our standard form of indemnification agreement filed as Exhibit 10.15 to our Current Report on Form 8-K filed with the SEC on August 26, 2020.

There are no arrangements or understandings between Mr. Leary and any other person pursuant to which Mr. Leary was selected as a director. There are no transactions involving Mr. Leary that would be required to be reported under Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure
On August 6, 2026, we issued a press release announcing the matters described herein. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
99.1	Press release from the Registrant, dated August 6, 2026, entitled “American Outdoor Brands Appoints Kevin D. Leary to Board of Directors”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN OUTDOOR BRANDS, INC.

Date:	August 6, 2026	By:	/s/ H. Andrew Fulmer
H. Andrew Fulmer Executive Vice President, Chief Financial Officer, Treasurer, and Secretary